Exhibit 13 (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew T. Hinkle, Chief Executive Officer of the Templeton Growth Fund, Inc. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section

906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The periodic report on Form N-CSR of the Registrant for the period ended 2/29/2020 (the "Form N-CSR") fully complies with the requirements of

Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 4/30/2020

S\MATTHEW T. HINKLE

Matthew T. Hinkle

Chief Executive Officer - Finance and Administration

Exhibit 13 (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. Kubilis, Chief Financial Officer of the Templeton Growth Fund, Inc. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section

906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The periodic report on Form N-CSR of the Registrant for the period ended 2/29/2020 (the "Form N-CSR") fully complies with the requirements of

Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 4/30/2020

S\ROBERT G. KUBILIS

Robert G. Kubilis

Chief Financial Officer and Chief Accounting Officer